UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2020

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati OH 45202

(Address of principal executive offices, including zip code)

(513) 618-7161

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 18, 2020, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or the “Company”), and Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among Legacy, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Legacy and directly owned subsidiary of Merger Sub 2 (“Merger Sub 1”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Legacy (“Merger Sub 2”), Onyx, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to the terms of Section 11.16 of the Business Combination Agreement (the “Stockholder Representative”). The stockholders of the Company previously approved the Business Combination Agreement and the transactions contemplated thereby pursuant to a stockholders’ written consent, as described in a Current Report on Form 8-K filed by the Company on September 22, 2020.

Pursuant to the Business Combination Agreement, on October 1, 2020, that certain stockholder of Legacy holding in the aggregate at least a majority of the outstanding shares of Legacy’s Class F common stock, par value $0.0001 per share (“Class F common stock”), and Legacy’s Class A common stock, par value $0.0001 per share (“Class A common stock” and, together with the Class F common stock, the “common stock”), executed and delivered to Legacy an irrevocable written consent (the “Stockholders’ Written Consent”) approving (i) the adoption and approval of an amended and restated certificate of incorporation of Legacy (the “Amended Charter”), to be effective after the closing of the transactions contemplated by the Business Combination Agreement, which among other things (x) changes Legacy’s name to PARTS iD, Inc., (y) designates the classes of members of the Company’s board of directors and (z) eliminates provisions allowing the stockholders to act by written consent in lieu of a stockholder meeting, (ii) the adoption of the PARTS iD, Inc. 2020 Equity Incentive Plan, to be effective after the closing of the transactions contemplated by the Business Combination Agreement, and (iii) the adoption of the PARTS iD, Inc. Employee Stock Purchase Plan, to be effective after the closing of the transactions contemplated by the Business Combination Agreement. The Stockholders’ Written Consent became effective at 11:59 p.m., New York City time, on October 1, 2020.

Legacy intends to prepare and file with the Securities and Exchange Commission (the “SEC”) an information statement (including any amendments or supplements thereto, the “Information Statement”) containing the information specified in Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), concerning the Stockholders’ Written Consent, the Business Combination Agreement and the other transactions contemplated thereby. The Information Statement will be sent to the holders of record of Legacy Class A common stock as of September 30, 2020.

Item 7.01 Regulation FD Disclosure

Furnished as Exhibit 99.1 hereto is a copy of an investor presentation, dated October 5, 2020, that will be used by Legacy in connection with its previously announced business combination (the “Business Combination”) with Onyx pursuant to the Business Combination Agreement.

The information in this Item 7.01 and incorporated by reference hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Legacy’s anticipated name following the closing of the proposed transaction, the expectation that shares of the post-acquisition company will trade on the New York Stock Exchange following closing, the belief regarding Onyx’s ability to capitalize on the shift to online spending, the belief that Onyx’s approach to eCommerce will lead to profitable growth, the belief that the combination of Onyx and Legacy will lead to synergies that will accelerate Onyx’s performance, the anticipated closing consideration for the proposed transaction, and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Business Combination; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of the pending legal proceedings with certain Onyx stockholders; (15) potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Schedule TO that will be filed with the SEC in connection with the Business Combination. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information about the Information Statement and the Proxy Statement

Legacy will prepare and file with the Securities and Exchange Commission (the “SEC”) an Information Statement for its stockholders containing the information with respect to the Business Combination specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Business Combination and the other transactions contemplated by the Business Combination Agreement. In addition, in connection with the proposed amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017, Legacy intends to file a preliminary consent solicitation statement with the SEC. Legacy’s security holders and other interested persons are advised to read the applicable information statement or consent solicitation statement and the respective amendments thereto and other relevant materials to be filed in connection with the proposed Business Combination and Warrant Amendments, respectively, with the SEC, including, when available, a definitive information statement on Schedule 14C and a definitive consent solicitation statement on Schedule 14A and the respective documents incorporated by reference therein, as these materials will contain important information about the Business Combination and Warrant Amendments, as applicable. When available, the definitive information statement or definitive consent solicitation statement and other relevant materials for the Business Combination and Warrant Amendments, respectively, will be mailed to the applicable securityholders of Legacy as of a record date to be established for voting on the Business Combination and Warrant Amendments. Securityholders will also be able to obtain copies of the preliminary information statement or the preliminary consent solicitation statement, or the definitive information statement or the definitive consent solicitation statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Important Information about the Tender Offer

Pursuant to the Business Combination Agreement, Legacy may consummate its initial Business Combination with Onyx and conduct redemptions of the issued and outstanding shares of Legacy’s Class A common stock, par value $0.0001 per share (the “Common Shares”) through a cash tender offer, which has not yet commenced. Each description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The solicitation and the offer to buy the Common Shares will be made pursuant to an offer to purchase and related materials that Legacy intends to file with the SEC. At the time the offer is commenced, Legacy will file a tender offer statement on Schedule TO with the SEC.  The tender offer statement (including an offer to purchase, a related letter of transmittal, and other offer documents) will contain important information that should be read carefully and considered before any decision is made with respect to the cash tender offer. These materials will be sent free of charge to all security holders of Legacy when available. In addition, all of these materials (and all other materials filed by Legacy with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.  Security holders may also obtain free copies of the documents filed with the SEC by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.  Security holders of Legacy are urged to read the tender offer documents and the other relevant materials when they become available before making any investment decision with respect to the cash tender offer because they will contain important information about the cash tender offer, the Business Combination and the parties to the Business Combination Agreement.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy’s warrantholders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive proxy statement that will be filed with respect to the Warrant Amendments and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the Warrant Amendments, when available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or in accordance with an exemption from registration therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Investor Presentation dated October 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

October 5, 2020	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

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